Exhibit 21

                              LIST OF SUBSIDIARIES

The following is a listing of subsidiaries 100% owned by Seneca Foods Corporation, directly or indirectly:

    Name                                                       State

    Marion Foods, Inc.                                       New York
    Seneca Foods International, Ltd.                         New York
    SSP Company, Inc.                                        Massachusetts



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                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            SENECA FOODS CORPORATION


                             By/s/  Jeffrey L. Van Riper     June 22, 1995
                                    --------------------
                                    Jeffrey L. Van Riper
                                    Controller and Secretary
                                    (Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

    Signature                 Title                                  Date


/s/Arthur S. Wolcott    Chairman and Director                   June 22, 1995
- --------------------
Arthur S. Wolcott



/s/Kraig H. Kayser      President, Chief Executive Officer,     June 22, 1995
- ------------------
Kraig H. Kayser         and Director



/s/Devra A. Bevona      Treasurer                               June 22, 1995
Devra A. Bevona



/s/Jeffrey L. Van Riper Controller and Secretary                June 22, 1995
- -----------------------
Jeffrey L. Van Riper    (Principal Accounting Officer)



/s/Robert T. Brady      Director                                June 22, 1995
- ---------------------
Robert T. Brady



/s/David L. Call         Director                               June 22, 1995
- ----------------------
David L. Call



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Continued


Signature                 Title                                      Date



/s/Edward O. Gaylord    Director                                June 22, 1995
- -----------------------
Edward O. Gaylord



/s/G. Brymer Humphreys  Director                                June 22, 1995
- -----------------------
G. Brymer Humphreys



/s/Michael A. Schaeffer Director                                June 22, 1995
- -----------------------
Michael A. Schaeffer



/s/Susan W. Stuart      Director                                June 22, 1995
- -----------------------
Susan W. Stuart


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